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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 27, 1999





                            BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)




Delaware                                          1-8606                         23-2259884
(State or other jurisdiction of incorporation)    (Commission file number)       (I.R.S. employer identification no.)


1095 Avenue of the Americas
New York, New York                                                               10036
(Address of principal executive offices)                                         (zip code)


       Registrant's telephone number, including area code: (212) 395-2121


                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

A Form 6-K dated December 21, 1999, filed by Vodafone Airtouch Plc ("Vodafone") with the Securities and Exchange Commission, contained the following financial statements of Bell Atlantic Corporation's Cellco Partnership and Subsidiaries ("Cellco"), which are filed as an exhibit hereto:

o audited financial statements for Cellco at and for the years ended December 31, 1996, 1997 and 1998, together with a report of PricewaterhouseCoopers LLP, and unaudited financial statements at and for the nine months ended September 30, 1999 and for the nine months ended September 30, 1998.

The audited financial statements for Cellco at and for the years ended December 31, 1996, 1997 and 1998, together with an unaudited reconciliation from U.S. GAAP to Vodafone's accounting policies under U.K. GAAP, were also contained in a Listing Particulars filed by Vodafone with the London Stock Exchange on December 20, 1999.


Item 7. Financial Statements and Exhibits

(c) Exhibits

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
Exhibit
Number
-------
23           Consent of Independent Accountants.

99           Financial statements of Cellco Partnership.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   BELL ATLANTIC CORPORATION


                                   By: /s/ Doreen A. Toben
                                       -------------------
                                       Doreen A. Toben
                                       Vice President - Controller



Date:  December 27, 1999



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                                  Exhibit Index


Exhibit
Number
-------
23           Consent of Independent Accountants.

99           Financial statements of Cellco Partnership.